File Number 2-28097
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP OF
FUNDS, INC. CLASS A, B AND C SHARES
PROSPECTUS DATED AUGUST 24, 2002.


This information reflects a change
to the Prospectus.


On page 79 of the prospectus, add the
following under the heading, "Class A
Initial Sales Charge Waivers":

From time-to-time, the Fund may determine to waive the initial sales charge with regard to individuals working through a dealer who are purchasing Class A shares with the proceeds from shares redeemed from another fund family within the past
60 days on which an initial sales charge or CDSC was paid, and the Advisor may compensate the dealer, as more fully set forth in the Statement of Additional
Information.  This compensation is not
paid by you.



September 18, 2002